                                POWER OF ATTORNEY

         I, the undersigned Director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Patrick G. Colloton, Melvin J. Feinberg, Michael G. Gallo, David A. K. Harland, Robert J. Hebron, David J. Krystel, Robert D. Rock, Lawrence R. Stoehr and George J. Trapp, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.

      Witness my hand on the date set forth below.

        Signature                                               Date
        ---------                                               ----


/s/ HOWARD I. ATKINS                                      January 29, 1999
------------------------------                        --------------------------
Howard I. Atkins

                                POWER OF ATTORNEY

         I, the undersigned Director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Patrick G. Colloton, Melvin J. Feinberg, Michael G. Gallo, David A. K. Harland, Robert J. Hebron, David J. Krystel, Robert D. Rock, Lawrence R. Stoehr and George J. Trapp, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.

      Witness my hand on the date set forth below.

        Signature                                               Date
        ---------                                               ----


/s/ FRANK M. BOCCIO                                       January 28, 1999
------------------------------                        --------------------------
Frank M. Boccio

                                POWER OF ATTORNEY

         I, the undersigned Director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Patrick G. Colloton, Melvin J. Feinberg, David A. K. Harland, Robert J. Hebron, David J. Krystel, Robert D. Rock, Lawrence R. Stoehr and George J. Trapp, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.

      Witness my hand on the date set forth below.

        Signature                                               Date
        ---------                                               ----



/s/ MICHAEL G. GALLO
------------------------------                            February 3, 1999
Michael G. Gallo                                        ----------------------

                                POWER OF ATTORNEY

         I, the undersigned Director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Patrick G. Colloton, Melvin J. Feinberg, Michael G. Gallo, David A. K. Harland, Robert J. Hebron, David J. Krystel, Robert D. Rock, Lawrence R. Stoehr and George J. Trapp, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.

      Witness my hand on the date set forth below.

        Signature                                               Date
        ---------                                               ----


/s/ SOLOMON GOLDFINGER
------------------------------                             January 28, 1999
Solomon Goldfinger                                        -------------------

                               POWER OF ATTORNEY

         I, the undersigned Director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Patrick G. Colloton, Melvin J. Feinberg, Michael G. Gallo, David A. K. Harland, Robert J. Hebron, David J. Krystel, Robert D. Rock, Lawrence R. Stoehr and George J. Trapp, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.

      Witness my hand on the date set forth below.

        Signature                                               Date
        ---------                                               ----


/s/ PHILLIP J. HILDEBRAND
------------------------------                             February 1, 1999
Phillip J. Hildebrand                                     ------------------

                                POWER OF ATTORNEY

         I, the undersigned Director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Patrick G. Colloton, Melvin J. Feinberg, Michael G. Gallo, David A. K. Harland, Robert J. Hebron, David J. Krystel, Robert D. Rock and Lawrence R. Stoehr, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.

      Witness my hand on the date set forth below.

        Signature                                               Date
        ---------                                               ----


/s/ GEORGE J. TRAPP                                        January 28. 1999
------------------------------                        --------------------------
George J. Trapp